UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

—————————

FORM 8‑K

—————————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018 (October 31, 2018)

—————————

QUOTIENT LIMITED
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001‑36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-41-22-716-9800

n/a
(Former name or former address, if changed since last report.)

—————————

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 31, 2018, the annual shareholder meeting of Quotient Limited (the "Annual Meeting") was held at which 47,361.541 of Quotient Limited’s ordinary shares were represented in person or by proxy, representing approximately 87% of Quotient Limited’s issued and outstanding ordinary shares entitled to vote. At the Annual Meeting, resolutions were passed for (i) the re-election of eight directors of Quotient Limited, (ii) the approval of the Second Amended and Restated 2014 Stock Incentive Plan to increase the number of ordinary shares authorized for issuance by 550,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive share options by 550,000 shares, and (iii) the re-appointment of Ernst & Young LLP as auditors from the conclusion of the Annual Meeting until the next annual shareholder meeting to be held in 2019 and to authorize the directors to determine the fees to be paid to the auditors.

The votes cast in respect of each resolution were as follows:

Proposal to re-elect eight members to the Board of Directors
Director Nominees	Votes For	Votes Withheld
Franz Walt	39,462,847	520,807
Thomas Bologna	37,083,772	2,899,882
Frederick Hallsworth	39,186,450	797,204
Brian McDonough	39,186,450	797,204
Sarah O'Connor	39,187,763	795,891
Heino von Prondzynski	39,187,750	795,904
Zubeen Shroff	37,083,772	2,899,882
John Wilkerson	37,085,185	2,898,469
	Votes For	Votes Against	Votes Abstained
Proposal to approve the Second Amended and Restated 2014 Stock Incentive Plan to increase the number of ordinary shares authorized for issuance by 550,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive share options by 550,000 shares	38,703,586	789,637	490,431

Proposal to re-appoint Ernst & Young LLP as auditors and to authorize the directors to determine the fees to be paid to the auditors	46,796,214	48,751	516,576

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED
By:	/s/ Christopher Lindop
Name: Christopher Lindop
Title: Chief Financial Officer

Date: October 31, 2018